UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2024

ESGEN ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40927	98-1601409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1400

Dallas, TX 75225

(Address of Principal Executive Offices) (Zip Code)

(214) 987-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	EASCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	EASC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EASCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 6, 2024, ESGEN Acquisition Corporation (“ESGEN” or, the “Company” and, following consummation of the Business Combination (as defined below), “New PubCo”) held its extraordinary general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the transactions contemplated by the Business Combination Agreement, dated as of April 19, 2023, as amended by the first amendment thereto, dated as of January 24, 2024 (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”), by and among the Company, Sunergy Renewables, LLC, a Nevada limited liability company (“Sunergy”), ESGEN OpCo, LLC, a Delaware limited liability company and wholly owned subsidiary of ESGEN, the Sunergy equityholders set forth on the signature pages thereto, ESGEN LLC, a Delaware limited liability company, for the limited purposes set forth therein, and Timothy Bridgewater, an individual, in his capacity as the Sellers Representative, as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to shareholders on or about February 14, 2024 (the “Proxy Statement”). Each proposal (individually, a “Proposal”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed to them in the Proxy Statement.

As of the close of business on February 7, 2024, the record date for the Meeting, there were approximately 7,027,632 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 1,280,923 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “ESGEN Ordinary Shares”), outstanding. A total of 7,719,638 ESGEN Ordinary Shares, representing approximately 92.9% of the outstanding ESGEN Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal - To consider and vote upon a proposal to approve and adopt, by ordinary resolution, the Business Combination Agreement:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,368	18,269	1	N/A

The Business Combination Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

2. The Redemption Limitation Amendment Proposal - To consider and vote upon a proposal to approve, by special resolution, an amendment to ESGEN’s Existing Organizational Documents to eliminate the requirement that ESGEN retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the Business Combination and to authorize ESGEN to redeem Public Shares in amounts that would cause ESGEN’s net tangible assets to be less than $5,000,001:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,368	18,269	1	N/A

The Redemption Limitation Amendment Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

3. The Domestication Proposal - To consider and vote upon a proposal to approve, by special resolution, the Domestication:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,369	18,269	0	N/A

The Domestication Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

4. The Organizational Documents Proposal - To consider and vote upon a proposal to approve and adopt, by special resolution, the Proposed Charter and Proposed Bylaws of New PubCo:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,686,977	32,661	0	N/A

The Organizational Documents Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

5. The Advisory Charter Proposals - To consider and vote upon the following seven (7) separate resolutions, each as a special resolution and on a non-binding advisory basis, to approve the following material differences between the Existing Organizational Documents and the Proposed Charter upon the Domestication.

A.

Advisory Charter Proposal 5A - To consider and vote upon a proposal to approve, by special resolution, on a non-binding advisory basis, the increase in the authorized share capital of ESGEN from US$27,600 divided into 250,000,000 Class A ordinary shares, 25,000,000 Class B ordinary shares, and 1,000,000 preference shares, par value $0.0001 per share, to authorized capital stock of 410,000,000 shares, consisting of (i) 300,000,000 shares of Class A common stock, par value $0.0001 per share, of New PubCo (“New PubCo Class A Common Stock”), (ii) 100,000,000 shares of Class V common stock, par value $0.0001 per share, of New PubCo (“New PubCo Class V Common Stock” and, together with the New PubCo Class A Common Stock, the “New PubCo Common Stock”), and (iii) 10,000,000 shares of preferred stock, par value $0.0001 per share, of New PubCo:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,269	18,369	0	N/A

Advisory Charter Proposal 5A was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

B.

Advisory Charter Proposal 5B - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide that the Proposed Charter may be amended by the affirmative vote of the holders of at least 66 2/3% of the voting power of outstanding shares of New PubCo Common Stock entitled to vote at an election of directors, voting together as a single class, in addition to the affirmative vote of any particular class that shall be entitled to vote separately upon any proposed amendment to the Proposed Charter that would alter or change the powers, preferences or special rights of such class of New PubCo Common Stock in a manner that is disproportionately adverse as compared to the other classes of New PubCo Common Stock:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,686,867	32,771	0	N/A

Advisory Charter Proposal 5B was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

C.

Advisory Charter Proposal 5C - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide for (i) the filling of newly-created directorships or any vacancy on the New PubCo Board by a majority vote of the remaining directors then in office, even if less than a quorum, and not by the stockholders and (ii) the removal of directors with or without cause and only upon the affirmative vote of the holders of a majority in voting power of all the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,686,977	32,661	0	N/A

Advisory Charter Proposal 5C was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

D.

Advisory Charter Proposal 5D - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide that, unless New PubCo consents in writing to the selection of an alternative forum, the Delaware Court of Chancery and any appellate court thereof shall be the sole and exclusive forum for certain types of actions or proceedings under Delaware statutory or common law:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,269	18,369	0	N/A

Advisory Charter Proposal 5D was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

E.

Advisory Charter Proposal 5E - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide that each holder of record of New PubCo Class A Common Stock and New PubCo Class V Common Stock shall be entitled to one vote per share on all matters which stockholders generally are entitled to vote:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,369	18,269	0	N/A

Advisory Charter Proposal 5E was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

F.

Advisory Charter Proposal 5F - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide that the Proposed Charter will not contain provisions related to blank check company status:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,369	18,269	0	N/A

Advisory Charter Proposal 5F was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

G.

Advisory Charter Proposal 5G - To consider and vote upon a proposal, by special resolution, on a non-binding advisory basis, to provide that the stockholders of New PubCo may act by written consent for so long as the holders of shares of New PubCo Class V Common Stock beneficially own, directly or indirectly, a majority of the total voting power of New PubCo Common Stock entitled to vote generally in the election of directors of New PubCo:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,369	18,269	0	N/A

Advisory Charter Proposal 5G was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

6. The Nasdaq Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of New PubCo Class A Common Stock, New PubCo Class V Common Stock and New PubCo Warrants:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,701,369	18,269	0	N/A

The Nasdaq Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

7. The Incentive Equity Plan Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, the 2024 Omnibus Incentive Equity Plan of New PubCo:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,686,977	32,661	0	N/A

The Incentive Equity Plan Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

8. The Director Election Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, the election of six (6) directors who will serve on the New PubCo Board upon consummation of the Business Combination until New PubCo’s next annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement or removal:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
7,686,977	32,661	0	N/A

The Director Election Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the ESGEN Ordinary Shares represented in person or by proxy and entitled to vote at the Meeting.

As there were sufficient votes to approve the above Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the Meeting, and subject to the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the Business Combination is expected to be consummated in the coming weeks. Following the consummation of Business Combination, the New PubCo Class A Common Stock and warrants of New PubCo are expected to trade on the Nasdaq Global Market under the symbols “ZEO” and “ZEOWW,” respectively.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 1,336,762 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.44 per share, for an aggregate redemption amount of $15,292,557.28.

Following such redemptions, 71,793 Class A ordinary shares held by shareholders other than the Sponsor remain outstanding, representing $821,811.92 cash in trust that will be available to New PubCo upon closing of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to ESGEN and Sunergy. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about ESGEN’s and Sunergy’s ability to effectuate the proposed Business Combination discussed in this Current Report on Form 8-K; the benefits of the Business Combination; the future financial performance of the combined company following the transactions; changes in ESGEN’s or Sunergy’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the closing of the Business Combination and plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing ESGEN’s or Sunergy’s views as of any subsequent date, and none of ESGEN or Sunergy undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, ESGEN’s and Sunergy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal proceedings that may be instituted against ESGEN, Sunergy or others following announcement of the Business Combination; (iv) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (v) the combined company’s ability to obtain the listing of its common stock and warrants on the Nasdaq following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations of Sunergy as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination; (viii) unexpected costs related to the Business Combination; (ix) the amount of any redemptions by public shareholders of ESGEN being greater than expected; (x) the management and board composition of the combined company following the Business Combination; (xi) limited liquidity and trading of the combined company’s securities; (xii) the use of proceeds not held in ESGEN’s trust account or available from interest income on the trust account balance; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that ESGEN, Sunergy or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risk; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sunergy’s resources; (xvii) the risks that the consummation of the Business Combination is substantially delayed or does not occur; and (xviii) other risks and uncertainties, including those to be included under the heading “Risk Factors” in ESGEN’s registration statement on Form S-4, as amended (the “Registration

Statement”), filed with the SEC and those included under the heading “Risk Factors” in ESGEN’s Annual Report on Form 10-K for the year ended December 31, 2022 and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ESGEN, Sunergy, their respective directors, officers or employees or any other person that ESGEN and Sunergy will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of ESGEN and Sunergy as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause that view to change. However, while ESGEN and Sunergy may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of ESGEN or Sunergy as of any date subsequent to the date of this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination. This document does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Information for Investors and Shareholders and Where to Find It

In connection with the Business Combination, ESGEN filed the Registration Statement that includes the Proxy Statement. The Registration Statement has been declared effective by the SEC and ESGEN has mailed the Proxy Statement and other relevant documents to ESGEN’s shareholders. The Registration Statement, including the Proxy Statement contained therein, contains important information about the Business Combination and the other matters voted upon at a meeting of ESGEN’s shareholders to approve the Business Combination (and related matters). This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ESGEN may also file other documents with the SEC regarding the Business Combination. ESGEN shareholders and other interested persons are advised to read the Registration Statement, including the Proxy Statement contained therein and other documents filed in connection with the Business Combination, as these materials contain important information about ESGEN, Sunergy and the Business Combination.

The Proxy Statement was mailed to ESGEN shareholders as of the record date. Shareholders will also be able to obtain copies of the Registration Statement, the Proxy Statement and other documents filed or that will be filed with the SEC, free of charge, by ESGEN through the website maintained by the SEC at www.sec.gov, or by directing a request to: ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, TX 75225.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESGEN ACQUISITION CORPORATION

Dated: March 7, 2024
	By:	/s/ Nader Daylami
	Name:	Nader Daylami
	Title:	Chief Financial Officer